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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT

         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 28, 2001, appearing in the Annual Report on Form 10-K of Atrix Laboratories, Inc. for the year ended December 31, 2000.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Denver, Colorado
January 17, 2002